UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

TAMBORAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TBN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 28, 2026, Tamboran Resources Corporation (“Tamboran”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported under Item 2.01 that on May 28, 2026, Tamboran, Tamboran (Beetaloo) Pty Ltd, a company organized under the laws of Australia and an indirect wholly owned subsidiary of Tamboran (“Australia Sub”), and Tamboran Resources Investments Holding Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Tamboran (“U.S. Sub”), completed the previously announced acquisition of all of the subsidiaries of Falcon Oil & Gas Ltd., a corporation incorporated under the Business Corporations Act (British Columbia) (“Falcon” and such transaction, the “Arrangement”), pursuant to an Arrangement Agreement, dated as of September 30, 2025, by and among Tamboran, Australia Sub, U.S. Sub and Falcon (as amended by that certain Amending Agreement (the “Amending Agreement”) dated as of March 31, 2026, by and among Tamboran, Australia Sub, U.S. Sub and Falcon, the “Arrangement Agreement”).

This first amendment to the Original 8-K (“Amendment No. 1”) is being filed to provide the consolidated financial statements of Falcon and the pro forma financial statements of Tamboran required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Falcon as of and for the years ended December 31, 2025 and 2024 and the unaudited interim condensed consolidated financial statements of Falcon for the three-month period ended March 31, 2026 are attached as Exhibits 99.2 and 99.3, respectively, to this Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information for the fiscal year ended June 30, 2025 and for the nine months ended March 31, 2026, related to the Company’s acquisition of Falcon is attached as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of BDO Canada LLP, independent registered public accounting firm

99.2	Audited Consolidated Financial Statements of Falcon Oil & Gas Ltd. as of and for the fiscal years ended December 31, 2025 and 2024.

99.3	Unaudited Interim Condensed Consolidated Financial Statements of Falcon Oil & Gas Ltd. as of and for the three months ended March 31, 2026.

99.4	Unaudited Pro Forma Condensed Combined Financial Information as of and for the fiscal year ended June 30, 2025 and as of and for the nine months ended March 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION
Date: August 7, 2026

	By:	/s/ Eric Dyer
Eric Dyer
Chief Financial Officer